UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 26, 2011

Rock-Tenn Company
(Exact name of registrant as specified in charter)

Georgia	001-12613	62-0342590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On March 31, 2011 Rock-Tenn Company (“RockTenn”) issued a press release (the “March 31 Press Release”) that announced RockTenn would hold its quarterly conference call on Wednesday, April 27, 2011, at 9:00 a.m. ET to discuss its financial results for the second quarter of fiscal 2011 and other topics that may be raised during the discussion (the “Conference Call”).

On April 26, 2011, RockTenn issued a press release (the “April 26 Press Release”) that announced RockTenn’s financial results for the second quarter of fiscal 2011.  A copy of the April 26 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

The March 31 Press Release and the April 26 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the April 26 Press Release and any relevant financial and other statistical information related to the webcast, on RockTenn’s website at www.rocktenn.com.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

99.1 April 26, 2011 Press Release (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Date:	April 26, 2011	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice-President, Chief Financial Officer
And Chief Administrative Officer (Principal Financial Officer)
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INDEX TO EXHIBITS

Exhibit Number and Description

99.1      April 26, 2011 Press Release (furnished pursuant to Item 2.02)

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